UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2005

GENVEC, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-24469 (Commission File Number)	23-2705690 (IRS Employer Identification No.)

65 West Watkins Mill Road
Gaithersburg, MD
______________________
(Address of principal executive offices)
20878
____________________
(Zip Code)
(240) 632-0740
_____________________
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 26, 2005, GenVec, Inc. (“GenVec), issued a press release announcing that it closed its previously announced offering. GenVec sold an aggregate of 7,600,000 shares of its common stock at the purchase price of $2.00 per share, for aggregate proceeds of $15,200,000.

A copy of the GenVec’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No. Description

99.1 Press Release dated September 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GenVec, Inc. (Registrant)

By:	/s/ Jeffrey W. Church

Chief Financial Officer, Treasurer and Corporate Secretary

Date:  September 27, 2005